                SEURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                           FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         October 31, 1997


                   Community Financial Corp.
      _____________________________________________________
 (Exact name of registrant as specified in its charter)


          Illinois               0-26792         37-1337630
______________________________________________________________
(State or other jurisdiction   (Commission    (I.R.S. employer
      of incorporation)        file number)  identification no.)



   240 E. Chestnut Street, Olney, Illinois          62450-2295
   ___________________________________________________________
   (Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code:(618) 395-8676


                       Not Applicable
_________________________________________________________________
 (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

     On October 27, 1997, the Registrant completed its acquisi tion of Egyptian Bancshares, Inc., the holding company for The Egyptian State Bank, an Illinois commercial bank with a single office in Carrier Mills, Illinois and total assets of approxi mately $24.4 million, and Saline County State Bank, an Illinois commercial bank with offices in Stonefort and Creal Springs, Illinois and total assets of $16.5 million. The purchase price was cash totaling $7,763,500. For further information, reference is made to the Registrant's press release dated November 3, 1997, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
--------------------------------------------------------------

     The following is a list of exhibits filed with this Current
Report on Form 8-K.

  Exhibit No.     Description
  ----------      -----------
      99.1          Press Release, dated November 3, 1997

                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COMMUNITY FINANCIAL CORP.



Date: November 3, 1997             By:/s/ Shirley B. Kessler
                                      ------------------------
                                      Shirley B. Kessler
                                      President

                              3